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                               WM GROUP OF FUNDS
                   SUPPLEMENT DATED NOVEMBER 10, 2004 TO THE
                WAMU SAVINGS PLAN PROSPECTUS DATED MARCH 1, 2004
                          AS SUPPLEMENTED MAY 1, 2004

     1. The last sentence in the first paragraph under "Investing In The Portfolios and Funds" on page 39 which stated "Redemptions of less than $10,000 are not subject to a redemption fee" has been removed.

     2. The Board of Trustees of WM Trust II has approved, subject to shareholder approval, a new investment sub-advisory agreement with Salomon Brothers Asset Management, Inc. ("Salomon") for the Growth Fund. Salomon's principal business address is 399 Park Avenue, New York, New York 10022. If approved by shareholders, Salomon will assume sub-advisory responsibility for the portion of the Growth Fund previously managed by Columbia Management Advisors effective March 1, 2005.

     Salomon is an indirect wholly owned subsidiary of Citigroup Inc. Alan Blake will have the primary responsibility for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Salomon. Mr. Blake is a Managing Director and Senior Portfolio Manager with Salomon and he has more than 24 years of securities experience.

     PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

                                                                   WSPSUPP 11/04